                              EXHIBIT 10.41
                              UPDATED TO REFLECT MODIFICATIONS FOR
                              SCHNITZER/PARK PLACE CLOSING ON SEPTEMBER 28, 1998

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of September 8, 1998, between CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership (the "COMPANY"), and NATIONSBANK, N.A. (the "BANK").

                                   RECITALS:

     A. By agreement dated August 14, 1998, the Company and the Bank are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 1998 (the "Credit Agreement").

     B. The Company and the Bank have agreed to increase the Loan from $13,500,000 to $19,100,000 and to modify and amend the Credit Agreement pursuant to the terms and conditions hereof. Capitalized terms used herein and not otherwise defined herein.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the Bank and the Company hereby amend and restate the Credit Agreement as follows:

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of February 19, 1998, between CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership (the "COMPANY"), and NATIONSBANK, N.A. (the "BANK").

     The parties hereto hereby agree as follows:

                                  ARTICLE 1.
                                  DEFINITIONS
                                  -----------

     Section 1.1    Defined Terms.  As used in this Agreement, the following
                    -------------
terms have the following meanings:

     "Additional Real Property"     The parcels of real property located in
      ------------------------
Arlington County, Virginia owned by the Company more particularly described in the $5,600,000 Deed of Trust.

     "Agreement": this Credit Agreement, as amended, supplemented or otherwise
      ---------
modified from time to time.

     "Appraised Value": the fair market value of all or such portion of the Real
      ---------------
Property as has been determined by an appraiser engaged by the Bank, at the Company's expense based upon a written appraisal that has been accepted by the Bank in accordance with FIRREA, other applicable laws and regulations and policies of the Bank.

     "Business Day": any day except a Saturday, Sunday or other day on which
      ------------
commercial banks in Virginia or  New York are authorized by law to close.

     "CAR": Capital Automotive REIT, a Maryland real estate investment trust.
      ---

     "CAR Guaranty": the guarantees of the Loan dated as of February 19, 1998,
      ------------
from CAR to the Bank in the form attached hereto as Exhibit B-1 as such Guarantee may be amended, supplemented or otherwise modified from time to time.

     "Code": the Internal Revenue Code of 1986, as amended from time to time.
      ----

     "Commonly Controlled Entity": an entity, whether or not incorporated, which
      --------------------------
is under common control with the Company within the meaning of Section 414(b),
(c), (m) or (n) of the Code.

     "Contingent Obligation": as to any Person, any obligation of such Person
      ---------------------
guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

     "Contractual Obligation": as to any Person, any provision of any security
      ----------------------
issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Debt Service Coverage Ratio": the consolidated ratio for the Company and
      ---------------------------
CAR, calculated at the end of any fiscal quarter as an average of that quarter and the immediately preceding three quarters, by dividing (A) the sum of (i) net profit, (ii) depreciation, (iii) amortization and (iv) interest expense, minus the sum of (i) distributions, (ii) non-recurring gains and (iii) charges to equity, by (B) the sum of (i) interest expense, (ii) prior year current maturities of long term debt and (iii) prior year current maturities of capital leases.

     "Default": any of the events specified in Article VII, whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Environmental Indemnity Agreement": the Environmental Indemnity Agreement
      ---------------------------------
dated as of February 19, 1998 from the Company to the Bank, as it may be amended, supplemented or otherwise modified from time to time.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended
      -----
from time to time.

     "Event of Default": any of the events specified in Article VII, provided
      ----------------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "FIRREA" the Financial Institution Reform, Recovery and Enforcement Act, 12
      ------
U.S.C. (S) 1811, et seq.
                 -- ----

     "$5,600,000 Deed of Trust ": the Deed of Trust securing the $5,600,000 Note
      -------------------------
to be executed and delivered by the Company, conveying the Additional Property and the Initial Property to certain trustees for the benefit of the Bank, as it may be amended, supplemented or otherwise modified from time to time.

     "$5,600,000 Note": as defined in Section 2.1.
      ---------------

     "$5,600,000 Subordination Agreement": the agreement subordinating the lien
      ----------------------------------
of the $10,000,000 Deed of Trust on the Virginia Property to the lien of the $5,600,000 Deed of Trust with respect thereto.

     "GAAP": Generally Accepted Accounting Principles in the United States of
      ----
America in effect from time to time.

     "Governmental Authority": any nation or government, any state or other
      ----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

     "Guarantee": the collective reference to (i) the CAR Guaranty and the
      ---------
guarantees of the Loan dated as of February 19, 1998, from the Guarantors to the Bank in the form attached hereto as Exhibit B-2 as to the Sheehy Guarantors and Exhibit B-3 as to the Rosenthal Guarantors, as such Guarantee may be amended, supplemented or otherwise modified from time to time, and (ii) the guarantees of the Loan delivered to the Bank by the Other Guarantors, in form and substance satisfactory to the Bank in order to satisfy the conditions of Section 4.2(d)(i) hereof.

     "Guarantors": CAR, the Sheehy Guarantors and the Rosenthal Guarantors and
      ----------
the Other Guarantors.

     "Indebtedness": as to any Person, at a particular time, (a) all
      ------------
indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss, including, without limitation, accounts payable, accrued expenses and other current liabilities, and inter-company accounts, (b) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (c) capitalized lease obligations of such Person.

     "Initial Real Property": at any time, the parcels of real property owned by
      ---------------------
the Company securing the Loan located in the State of Maryland and in Fairfax and Spottsylvania Counties, Virginia more particularly described in the $10,000,000 Deed of Trust.

     "Libor Rate": for any day, the fluctuating interest rate per annum obtained
      ----------
by dividing the three month London Interbank Offered Rate quoted in the "Money Rates" section of "The Wall Street Journal" by (ii) an amount equal to 1 minus the "Floating Libor Reserve Requirement" for such day. "Floating Libor Reserve Requirement" means the rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained by the Bank by any applicable Governmental Authority, on the date for which interest is being calculated, against U. S. dollar non-personal time deposits in the United States with a term equal to one month, expressed as a decimal.

     "Lien": any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Loan": the loan to be made to the Company by the Bank pursuant to Section
      ----
2.1, evidenced by the Note.

     "Loan Documents": the collective reference to this Agreement, the Note, the
      --------------
Guarantee, the Security Documents and all other documents which have been executed and delivered by the Company in connection with the Loans; individually, a "Loan Document".

     "Multiemployer Plan": a Plan which is a multiemployer plan as defined in
      ------------------
Section 4001(a)(3) of ERISA.

     "Note": as defined in Section 2.1.
      ----

     "Other Guarantors": the collective reference to any Person that has
      ----------------
executed and delivered a Guarantee to the Bank in order to satisfy the conditions of Section 4.2(d)(i) hereof.

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions under ERISA.

     "Person": an individual, a partnership, a corporation, a real estate
      ------
investment trust, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

     "Plan": at any time an employee pension benefit plan which is covered by
      ----
Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Commonly Controlled Entity for employees of a member or members of the Commonly Controlled Entity, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Commonly Controlled Entity is then making or accruing an obligation to make contributions or has within the preceding five years made contributions.

     "Real Property": at any time, the parcels of real property owned by the
      -------------
Company securing the $10,000,000 Note, the $3,500,000 Note and the $5,600,000 Note, or any of them as more particularly described in the $10,000,000 Deed of Trust, the $3,500,000 Deed of Trust and the $5,600,000 Deed of Trust and, with respect to each such parcel, for which each of the requirements of Section 4.4
(c) have either been satisfied or waived by the Bank in writing.

     "Reportable Event": any of the events set forth in Section 4043(b) of ERISA
      ----------------
or the regulations thereunder.

     "Requirement of Law": as to any Person, the partnership agreement, the
      ------------------
Certificate or Articles of Incorporation and Bylaws, or Articles of Organization, or Declaration of Trust, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

     "Responsible Officer": the Vice President-Chief Financial Officer of the
      -------------------
Company, or the Vice President-Chief Financial Officer of CAR or, with respect to financial matters, the chief financial officer of a Person or the chief accounting officer of a Person.

     "Rosenthal Guarantors": Robert M. Rosenthal, Marion Rosenthal, Brooke
      --------------------
Peterson, Jane Cafritz and Nancy Rosenthal.

     "Security Documents": the $10,000,000 Deed of Trust, the $3,500,000 Deed of
      ------------------
Trust, the $5,600,000 Deed of Trust and any other instruments or documents executed by the Company or others as security for the Note, as they may be amended, supplemented or otherwise modified from time to time.

     "Sheehy Guarantors": Vincent A. Sheehy and Helen M. Sheehy.
      -----------------

     "Subsidiary": as to any Person, a corporation of which shares of stock
      ----------
having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

     "Supplemental Trusts" supplemental deeds of trusts, in form and substance
      -------------------
satisfactory to the Bank, supplementing the $10,000,000 Deed of Trust and the $3,500,000 Deed of Trust with Liens on the Additional Real Property, subject to the Lien of the $5,600,000 Deed of Trust.

     "Tangible Net Worth": at a particular date, all amounts which would, in
      ------------------
conformity with GAAP, be included under shareholders' equity on a balance sheet of a Person at such date; provided, however, such amounts are to be net of amounts carried on the books of such Person for (a) any write-up in the book value of any assets of such Person resulting from a revaluation thereof, (b) treasury stock, (c) unamortized debt discount and expense, (d) any cost of investments in excess of net assets acquired at any time of acquisition by such Person, (e) patents, patent applications, copyrights, trademarks, trade names, and other like intangibles and (f) goodwill, experimental or organizational expenses and other like intangibles.

     "$10,000,000 Deed of Trust ": the collective reference to one or more Deeds
      --------------------------
of Trust securing the $10,000,000 Note executed and delivered by the Company at the time of the first advance on the Loan conveying the Initial Real Property to certain trustees for the benefit of the Bank, as any of them may be amended, supplemented or otherwise modified from time to time.

     "$10,000,000 Note": as defined in Section 2.1.
      ----------------

     "Termination Date": November 19, 1998.
      ----------------

     "$3,500,000 Deed of Trust ": the Deed of Trust securing the $3,500,000 Note
      -------------------------
dated August 14, 1998 executed and delivered by the Company, conveying the Virginia Real Property to certain trustees for the benefit of the Bank, which are to be recorded in Virginia in the jurisdictions in which the Virginia Real Property is located, as any of them may be amended, supplemented or otherwise modified from time to time.

     "$3,500,000 Note": as defined in Section 2.1.
      ---------------

     "$3,500,000 Subordination Agreement": the agreement subordinating the lien
       ---------------------------------
of the $10,000,000 Deed of Trust on the Virginia Property to the lien of the $3,500,000 Deed of Trust with respect thereto.

     "Total Liabilities": at a particular date, the total liabilities of a
      -----------------
Person, determined in accordance with GAAP.

     "Unfunded Vested Liabilities": with respect to any Plan at any time, the
      ---------------------------
amount (if any) by which (i) the present value of all vested nonforfeitable benefits under the Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Commonly Controlled Entity to the PBGC or the Plan under Title IV of ERISA.

     "Virginia Real Property": at any time, the portion of the Initial Real
      ----------------------
Property located in the Commonwealth of Virginia.

     "Withdrawal Liability": at a particular date, the aggregate liability of
      --------------------
the Company or any Commonly Controlled Entity (regardless of the date of payment) to any Multiemployer Plans pursuant to (S) 4201 of ERISA if, on such date, the Company or any Commonly Controlled Entity were to withdraw (partially or completely) from such Plans.

     Section 1.2    Other Definitional Provisions.
                    -----------------------------

          (a) All terms defined in this Agreement shall have the defined meanings when used in the Note, the other Loan Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

          (b) As used herein and in the Note, and any certificate or other document made or delivered pursuant hereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP.

                                  ARTICLE 2.
                           AMOUNT AND TERMS OF LOAN
                           ------------------------

     Section 2.1    The Loan.    Subject to the terms and conditions hereof, and
                    --------
until the Termination Date, the Bank agrees to make revolving loans to the Company in an amount up to $18,500,000 (the "Loan"). The Loan shall be evidenced by three (3) revolving notes of the Company (collectively, the "Note") and payable to the order of the Bank, the first dated as of February 19, 1998, in the maximum original principal amount of $10,000,000 (the "$10,000,000

Note"), the second dated August 14, 1998 in the original principal amount of $3,500,000 (the "$3,500,000 Note") and the third, dated September 8, 1998, in the original principal amount of $5,600,000 (the "$5,600,000 Note"). The Note shall bear interest from the date thereof on the unpaid principal amount thereof at a rate per annum equal to the Libor Rate plus 1.5%. Interest only on the Note shall be payable monthly in arrears, on the first day of each month, beginning on the first such date to occur after the date hereof. The Note shall mature on the Termination Date. The Note shall be in the form attached hereto as Exhibit A. The Bank is authorized to endorse the date and amount of each Loan of the Bank and each payment of principal with respect thereto on the schedule annexed to and constituting a part of the Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.
           ----- -----
Subject to the terms and conditions hereof, the Company may borrow, repay and reborrow the Loan. Each Note shall be secured by the applicable Security Documents.

     Section 2.2    Default Interest; Late Charges.  After any amount on the
                    ------------------------------
Note becomes due and payable, (whether at the stated maturity, by acceleration or otherwise) the Note shall bear interest at a rate per annum equal to three percent (3%) above the rate otherwise applicable until paid in full (both before and after judgment). In the event the Company fails to pay any installment of principal and/or interest or otherwise fails to repay the Note within fifteen
(15) days of its due date, the Company will pay the Bank on demand a late charge of 5% of the overdue payment.

     Section 2.3    Prepayments.   The Company may, at its option, from time to
                    -----------
time, prepay the Loans in whole or in part without premium or penalty at any time or times. All prepayments shall be applied against the balance outstanding on the $5,600,000 Note until the balance on such note shall be reduced to $0, then to the balance outstanding on the $3,500,000 Note until the balance on such note shall be reduced to $0 and then to the $10,000,000 Note until the balance on such note shall be reduced to $0.

     Section 2.4    Computation of Interest and Fees.  Interest and fees shall
                    --------------------------------
be calculated on the basis of a 360-day year for the actual days elapsed.

     Section 2.5    Notice of Borrowing; Disbursements and Payments.  The
                    -----------------------------------------------
Company shall give the Bank notice of a requested advance under the Loan before 1:00 p.m., on the day prior to the requested Borrowing Date, specifying a Business Day on which the Loan is to be made and the amount of such Loan. All proceeds of the Loans shall be disbursed by the Bank to the Company first under the $10,000,000 Note until fully funded, then under the $3,500,000 Note until fully funded and then under the $5,600,000 Note. Each payment by the Company on account of principal, interest and fees with respect to the Loans shall be made to the Bank. All payments (including prepayments) by the Company on account of principal, interest and fees shall be made without set-off or counterclaim to the Bank at the office of the Bank in lawful money of the United States of America and in immediately available funds. If any payment hereunder or on the Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal or interest thereon shall be payable at the then applicable rate during such extension.

     Section 2.6    Use of Proceeds.   The proceeds of the Loan shall be used by
                    ---------------
the Company for working capital.

     Section 2.7    Fee.  On the date of this Second Amended and Restated
                    ---
Agreement, the Company shall pay to the Bank a fee of $10,000.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Bank to enter into this Agreement and to make the loans herein provided for, the Company hereby represents and warrants to the Bank that as of February 19, 1998:

     Section 3.1    Financial Condition.  The pro-forma consolidated financial
                    -------------------       --- -----
statements of the Company and CAR provided to the Bank by the Company, fairly present the financial position of the Company and CAR purported to be shown thereon at the dates stated therein (management believes that the assumptions underlying the pro-forma adjustments are reasonable and such pro-forma
               --- -----                                     --- -----
adjustment have been properly applied to the historical amounts in the compilation of the information) and the consolidated financial statements of the Company and CAR delivered, from time to time, to the Bank pursuant to Section
5.1 of this Agreement accurately reflect the financial condition of the Company and CAR on the dates stated therein.

     Section 3.2    No Change.  Since the date of the most recent consolidated
                    ---------
financial statements of the Company and CAR provided to the Bank, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company and/or CAR.

     Section 3.3    Loan to Value Ratio.  The Appraised Value of the Real
                    -------------------
Property is at least 133% of the aggregate amount of the Loans outstanding hereunder at a particular time.

     Section 3.4    Partnership Existence; Compliance with Law.  The Company (a)
                    ------------------------------------------
is duly organized, validly existing and in good standing as a limited partnership under the laws of Delaware, (b) has the partnership power and authority to own and operate its property, to lease the property it leases and to conduct the business in which it is currently engaged, (c) is duly qualified as a limited partnership and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business required such qualification, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and could not materially adversely affect the ability of the Company to perform its obligations under this

Agreement, the Note, and the Security Documents and to effectuate the transactions contemplated hereby and thereby.

     Section 3.5    Partnership Power; Authorization; Enforceable Obligations.
                    --------------------------------------------- -----------
The Company has the partnership power and authority to make, deliver and perform the Loan Documents to which it is a party, to borrow hereunder and to effectuate the transactions contemplated hereby and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Note, to grant the mortgage liens and security interests pursuant to the Security Documents and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of any Person or any Governmental Authority, is required or advisable in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party. The Loan Documents to which the Company is a party have been duly executed and delivered on behalf of the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity regardless of whether applied in a proceeding in equity or at law, the discretion of the court before which any action or proceeding may be brought and other applicable laws which may limit the enforceability of certain of the remedial or procedural provisions contained in the Loan Documents.

     Section 3.6    No Legal Bar.  The execution, delivery and performance of
                    ------------
the Loan Documents and the borrowings hereunder, the use of the proceeds thereof and the granting of the security interests pursuant to the Security Documents will not violate any Requirement of Law applicable to the Company or any Contractual Obligation of the Company, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation except as permitted in
Section 5.2 hereof.

     Section 3.7    No Material Litigation.  No litigation, investigation or
                    ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company, any of its employee benefit programs, policies or Plans or against any of its properties or revenues (a) with respect to the Loan Documents or any of the transactions contemplated thereby, or (b) which would have a material adverse effect on the business, operations, property or financial or other condition of the Company.

     Section 3.8    No Default.  The Company is not in default under or with
                    ----------
respect to any material Contractual Obligation in any respect which would be materially adverse to the business, operations, property or financial or other condition of the Company, or which could materially adversely affect the ability of the Company to perform its obligations under the Loan Documents. No Default or Event of Default has occurred and is continuing.

     Section 3.9    Ownership of Property; Liens.  The Company has good record
                    ----------------------------
and marketable title in fee simple to all its real property owned by it, and good title to all other property owned by it, and none of such property is subject to any Lien, except as permitted in Section 5.2 hereof.

     Section 3.10   No Burdensome Restrictions.  To the knowledge of the
                    --------------------------
Company, no Contractual Obligation of the Company and no Requirement of Law materially adversely affects, or insofar as the Company may reasonably foresee may so affect, the business, operations, property or financial or other condition of the Company.

     Section 3.11   Taxes.  The Company has filed or caused to be filed all tax
                    -----
returns which to the knowledge of the Company are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority; and no tax liens have been filed and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges, unless and to the extent that such taxes, assessments, fees or other changes are contested in good faith and by appropriate procedure, such taxes, assessments, fees or charges are not subject to any liens other than Permitted Liens, and adequate reserves therefor have been established as required by GAAP.

     Section 3.12   Federal Regulations.  The Company is not engaged and will
                    -------------------
not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

     Section 3.13   Compliance with ERISA; Prohibited Transactions.  Each member
                    ----------------------------------------------
of the Commonly Controlled Entity has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with provisions of ERISA and the Code and published regulations presently applicable to each Plan. No member of the Commonly Controlled Entity has incurred any liability, or has entered into any transaction that is likely to cause any liability to be incurred to the PBGC or any Plan under Title IV of ERISA. No Lien has been attached and no Person has threatened to attach a Lien on any property of the Company as a result of the Company's failure to comply with ERISA. None of the Plans is a Multiemployer Plan. With respect to each Plan, the Plan has not at any time:

          (a) engaged in any "prohibited transaction," as such term is defined in Section 4975 of the Code or in Section 406 of ERISA;

          (b) incurred any "accumulated funding deficiency," as such term is defined in Sections 302(a)(2) and 4243 of ERISA, whether or not waived; or

          (c) been terminated in a manner which could result in the imposition of a Lien on the property of the Company pursuant to Section 4068 of ERISA.

     Section 3.14   Investment Company Act.  The Company is not an "investment
                    ----------------------
company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     Section 3.15   Subsidiaries.  There are no Subsidiaries of the Company.
                    ------------

     Section 3.16   Operations and Business.  The Company has engaged in no
                    -----------------------
business other than the business currently being conducted by the Company.

     Section 3.17   Patents, Copyrights, Permits, Licenses, Trademarks and
                    ------------------------------------------------------
Leases.  The Company owns all of the patents, trademarks, permits, service
------
marks, trade names, copyrights and licenses, or rights necessary for the operation of its business and has obtained, or shall have obtained, all assignments of all leases and other rights of whatever nature, necessary for the present and planned future conduct of its business, without any known conflict with the rights of others which would result in a material adverse effect on the business, operations, property or financial or other condition of the Company.

     Section 3.18   The Security Documents.  Upon the due execution and delivery
                    ----------------------
thereof pursuant to this Agreement and upon the recording thereof of the appropriate jurisdiction where Real Property is located, the provisions of the Security Documents will be effective to create in favor of the Bank, a legal, valid and enforceable security interest in all right, title and interest of the Company in the collateral described therein. When Uniform Commercial Code financing statements have been filed in the offices in the jurisdictions listed in Schedule 1, the Security Documents shall constitute fully perfected security interests in all right, title and interest of the Company in such collateral superior in right to any Liens, existing or future, which the Company or any third Person may have against such collateral or interests therein, except as permitted by Section 5.2 below or specifically consented to by the Bank.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT
                             --------------------

     Section 4.1    Conditions to First Loan.  The obligation of the Bank to
                    ------------------------
make its first advance on the Loan under the $10,000,000 Note is subject to the satisfaction of the following conditions precedent:

          (a) Note.  The Bank shall have received the $10,000,000 Note
              ----
conforming to the requirements hereof, duly executed and delivered by a duly authorized officer of the Company.

          (b) Legal Opinion of Counsel.  The Bank shall have received the
              ------------------------
executed legal opinion of (i) Wilmer, Cutler & Pickering as counsel for Company and CAR, and (ii) Charapp, Deese & Weiss, LLP, as counsel to the Rosenthal Guarantors, and (iii) Surovell, Jackson, Colten & Dugan, P.C., as counsel to the Sheehy Guarantors, each dated the date of the making of the initial Loan hereunder and addressed to the Bank, covering such matters incidental to the transactions contemplated hereby as the Bank may reasonably require and satisfactory in form and substance to the Bank.

          (c) Partnership Proceedings.  The Bank shall have received a copy of
              -----------------------
the resolutions (in form and substance satisfactory to the Bank) of the Company authorizing (i) the execution, delivery and performance of this Agreement , the $10,000,000 Note and the $10,000,000 Deed of Trust (ii) the consummation of the transactions contemplated thereby and (iii) the borrowings herein provided for and the granting of the mortgage liens and security interests pursuant to the Security Documents, certified by the general partner of the Company on the date of such advance. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (d) Incumbency Certificate of Company.  The Bank shall have received a
              ---------------------------------
certificate of the Company, dated the date of the making of the initial Loan hereunder, as to the incumbency and signature of the representatives of the general partner of the Company executing the Loan Documents and any certificate or other document to be delivered pursuant hereto or thereto.

          (e) Proceedings of CAR.  The Bank shall have received a copy (in form
              ------------------
and substance satisfactory to the Bank) of the resolutions of CAR, certified by a Responsible Officer of CAR on the date of such advance, authorizing CAR's execution, delivery and performance of the Loan Documents to which it is a party. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (f) Incumbency Certificate of CAR.  The Bank shall have received a
              -----------------------------
certificate of CAR, dated the date of the making of the initial advance hereunder, as to the incumbency and signature of the Responsible Officer authorized to sign the Loan Documents to which it is a party and any other certificate or other document to be delivered pursuant thereto.

          (g)  Guarantees.  The Bank shall have received the Guarantees other
               ----------
than those of the Other Guarantors, duly executed and delivered by such Guarantors and dated the date hereof.

          (h)       Security Documents. The Bank shall have received the
                    ------------------
$10,000,000 Deed of Trust, duly executed and delivered by a duly authorized
              Responsible Officer of the Company.

          (i)       Filings, Registrations and Recordings. Any documents
                    -------------------------------------
(including, without limitation, the $10,000,000 Deed of Trust and Uniform Commercial Code financing statements) required to be filed, registered or recorded in order to create, in favor of the Bank, a perfected Lien on the collateral described in the $10,000,000 Deed of Trust shall have been properly filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordations are required; the Bank shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer (or, in lieu thereof, other evidence satisfactory to the Bank that all such filings, registrations and recordations have been made); and the Bank shall have received evidence that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings have been paid in full by or on behalf of the Company.

          (n)       Initial Public Offering. CAR shall have completed an initial
                    -----------------------
public offering in which at least $225,000,000 of equity capitalization was raised from the public and contributed it to the equity of the Company.

          (o)       Appraised Value. The Appraised Value of the Real Property is
                    ---------------
no less than $18,000,000.


     Section 4.2    Conditions to First Advance on $3,500,000 Note.  The
                    ----------------------------------------------
obligation of the Bank to make its first advance on the Loan under the $3,500,000 Note is subject to the satisfaction of the following conditions precedent:

          (a)       Note.  The Bank shall have received the $3.500,000 Note
                    ----
conforming to the requirements hereof, duly executed and delivered by a duly authorized officer of the Company.

          (b)       Amendment to CAR Guaranty. The Bank shall have received the
                    -------------------------
amendment to the CAR Guaranty, in form and substance satisfactory to the Bank, duly executed and delivered by a duly authorized officer of CAR.

          (b)       Legal Opinion of Counsel.  The Bank shall have received the
                    ------------------------
executed legal opinion of (i) Wilmer, Cutler & Pickering, as counsel for Company and CAR, dated as of the date of the making of the $3,500,000 Note and addressed to the Bank, covering such matters incidental to the transactions contemplated hereby as the Bank may reasonably require and satisfactory in form and substance to the Bank.

          (c) Partnership Proceedings.  The Bank shall have received a copy of
              -----------------------
the resolutions (in form and substance satisfactory to the Bank) of the Company authorizing (i) the execution, delivery and performance of the $3,500,000 Note and the $3,500,000 Deed of Trust, (ii) the consummation of the transactions contemplated thereby and (iii) the borrowings herein provided for and the granting of the liens and security interests pursuant to the $3,500,000 Deed of Trust, certified by the general partner of the Company on the date of such advance. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (d) Incumbency Certificate of Company.  The Bank shall have received a
              ---------------------------------
certificate of the Company, dated the date of such advance, as to the incumbency and signature of the representatives of the general partner of the Company executing the Loan Documents and any certificate or other document to be delivered pursuant hereto or thereto.

          (e) Proceedings of CAR.  The Bank shall have received a copy (in form
              ------------------
and substance satisfactory to the Bank) of the resolutions of CAR, certified by a Responsible Officer of CAR on the date of the making of such advance, authorizing CAR's execution, delivery and performance of the amendment to the CAR Guaranty referenced above. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (f) Incumbency Certificate of CAR.  The Bank shall have received a
              -----------------------------
certificate of CAR, as to the incumbency and signature of the Responsible Officer authorized to sign the amendment to the CAR Guaranty referred to above and any other certificate or other document to be delivered pursuant thereto.

          (g) Security Documents.  The Bank shall have received the $3,500,000
              ------------------
Deed of Trust and the $3,500,000 Subordination Agreement, each duly executed and delivered by a duly authorized Responsible Officer of the Company.

          (h) Filings, Registrations and Recordings.  Any documents (including,
              -------------------------------------
without limitation, the $3,500,000 Deed of Trust and Uniform Commercial Code financing statements) required to be filed, registered or recorded in order to create, in favor of the Bank, a perfected Lien on the collateral described in the $3,500,000 Deed of Trust shall have been properly filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordations are required; the Bank shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer (or, in lieu thereof, other evidence satisfactory to the Bank that all such filings, registrations and recordations have been made); and the Bank shall have received evidence that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings have been paid in full by or on behalf of the Company.

          (i)       Fee.  The Bank shall have received a fee in the amount of
                    ---
$7,500.

     Section 4.3    Conditions to First Advance on $5,600,000 Note.  The
                    ----------------------------------------------
obligation of the Bank to make its first advance on the Loan under the $5,600,000 Note is subject to the satisfaction of the following conditions precedent:

          (a)       Note.  The Bank shall have received the $5,600,000 Note
                    ----
conforming to the requirements hereof, duly executed and delivered by a duly authorized officer of the Company.

          (b)       Amendment to CAR Guaranty. The Bank shall have received the
                    -------------------------
amendment to the CAR Guaranty, in form and substance satisfactory to the Bank, duly executed and delivered by a duly authorized officer of CAR.

          (c)       Legal Opinion of Counsel.  The Bank shall have received the
                    ------------------------
executed legal opinion of (i) Wilmer, Cutler & Pickering, as counsel for Company and CAR, dated the date of the making of the $5,600,000 Note and addressed to the Bank, covering such matters incidental to the transactions contemplated hereby as the Bank may reasonably require and satisfactory in form and substance to the Bank.

          (d)       Partnership Proceedings.  The Bank shall have received a
                    -----------------------
copy of the resolutions (in form and substance satisfactory to the Bank) of the Company authorizing (i) the execution, delivery and performance of the $5,600,000 Note and the $5,600,000 Deed of Trust, (ii) the consummation of the transactions contemplated thereby and (iii) the borrowings herein provided for and the granting of the mortgage liens and security interests pursuant to the $5,600,000 Deed of Trust, certified by the general partner of the Company on the date of the such advance. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (e)       Incumbency Certificate of Company. The Bank shall have
                    ---------------------------------
received a certificate of the Company, dated the date of such advance, as to the incumbency and signature of the representatives of the general partner of the Company executing the Loan Documents and any certificate or other document to be delivered pursuant hereto or thereto.

          (f)       Proceedings of CAR.  The Bank shall have received a copy
                    ------------------
(in form and substance satisfactory to the Bank) of the resolutions of CAR, certified by a Responsible Officer of CAR on the date of the making of such advance, authorizing CAR's execution, delivery and performance of the amendment to the CAR Guaranty referred to above. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (g)       Incumbency Certificate of CAR.  The Bank shall have
                    -----------------------------
received a certificate of CAR, as to the incumbency and signature of the Responsible Officer authorized to sign the amendment to the CAR Guaranty referred to above and any other certificate or other document to be delivered pursuant thereto.

          (h) Security Documents.  The Bank shall have received the Supplemental
              ------------------
Trusts, $5,600,000 Deed of Trust and the $5,600,000 Subordination Agreement, each duly executed and delivered by a duly authorized Responsible Officer of the Company.

          (i) Filings, Registrations and Recordings.  Any documents (including,
              -------------------------------------
without limitation, the $5,600,000 Deed of Trust and Uniform Commercial Code financing statements) required to be filed, registered or recorded in order to create, in favor of the Bank, a perfected Lien on the collateral described in the Security Documents shall have been properly filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordations are required; the Bank shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer (or, in lieu thereof, other evidence satisfactory to the Bank that all such filings, registrations and recordations have been made); and the Bank shall have received evidence that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings have been paid in full by or on behalf of the Company.

          (j) Appraised Value.  The Appraised Value of the Real Property is no
              ---------------
less than $28,000,000.

          (k) Fee.  The Bank shall have received a fee in the amount of $10,000.
              ---

     Section 4.4  Conditions to All Loans.  The obligation of the Bank to make
                  -----------------------
any Loan hereunder on any date is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties made by the Company or any Guarantor in the Loan Documents to which any of them is a party, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be correct in all material respects on and as of the date of such Loan as if made on and as of such date.

          (b) No Default or Event of Default.  No Default or Event of Default
              ------------------------------
shall have occurred on or before such date and/or after giving effect to the Loan to be made on such date.

          (c) Real Property.  With respect to each parcel of the Real Property:
              --------------

              (i) The Bank shall have received the Deed of Trust, or an amendment or supplement thereto, conveying the Real Property to secure the Loan, in form and substance satisfactory to the Bank and such document shall have been duly recorded in all jurisdictions where the Real Property is located.

              (ii) The Bank shall have received an ALTA lender's policy of title insurance, containing no exceptions (including exceptions as to unfiled mechanics' and materialmen's liens and matters of survey) unacceptable to the Bank, insuring the Bank that the Deed of Trust is a valid and first lien on the Real Property and containing such endorsements as the Bank may reasonably require.

              (iii) The Bank shall have received a Phase 1 environmental assessment report from a qualified environmental consultant acceptable to the Bank with respect to the Real Property and any existing improvements, which report shall be satisfactory in form and substance to the Bank, and shall include, without limitation, historical research into prior ownership and use, review of governmental records, review of available aerial photographs and topographical maps, on-site visual inspection and review of surrounding land use.

              (iv) The Bank shall have received a certificate from an engineering firm qualified in such matters and approved by the Bank to the effect that the existing improvements on the Real Property have been inspected for asbestos and other hazardous or toxic building materials and either (i) no asbestos or other hazardous or toxic building materials were detected or (ii) asbestos or other hazardous or toxic building materials were detected and any potential risk to human health arising therefrom was abated.

              (v) The Bank shall have received evidence acceptable to the Bank that the Real Property and the improvements thereon comply with all applicable local, state and federal laws, rules, regulations and/or requirements.

              (vi) The Bank shall have received written evidence that the Real Property is not located in a flood plain, as shown upon the appropriate Flood Area Map prepared by the Federal Insurance Administration of the United States Department of Housing and Urban Development or, if the Real Property is located in a flood plain, flood insurance satisfactory in all respects to the Bank.

              (vii) The Bank shall have received current plats of survey of the Real Property prepared and certified by a surveyor qualified in such matters and approved by the Bank, certified to the Bank and the title insurance company, showing (A) the dimensions of the Real Property, (B) the dimensions and location of the buildings and improvements constructed thereon, (c) the dimensions of the parking areas as well as the total number of on-site parking spaces, (D) all recorded easements encumbering the Real Property and identifying the same by book and page number, (E) any recorded building restrictions and building setback lines applicable to the Real Property, and (F) the means of ingress and egress to the Real Property, together with a certificate from the surveyor to the Bank relating to such matters as the Bank may require.

          (e) Guarantees from Other Guarantors. The Bank shall have received the
              --------------------------------
following:

              (i) sufficient Guarantees from Other Guarantors such that the aggregate amount of the Loan outstanding hereunder at such date, after giving effect to such Loan, shall not exceed the sum of (A) $5,100,000 plus (B) the aggregate amounts of the Loan guaranteed by each Guarantee held by the Bank (remaining outstanding, and not withdrawn) made by the Other Guarantors as at such date, less the amount by which each such amount is otherwise limited pursuant to the terms of each of the Guarantees.

              (ii) an executed legal opinion of counsel to each of the Other Guarantors whose Guarantee is included in the determination made at such date in the preceding subsection, each of which counsel shall be reasonably acceptable to the Bank, each of which opinion shall be dated the date of delivery to the Bank of such Guarantee and addressed to the Bank, and shall cover such matters incidental to the transactions contemplated hereby as the Bank may reasonably require and satisfactory in form and substance to the Bank;

              (iii) in the case of each Other Guarantor that is not an individual and whose Guarantee is included in the determination made at such date in subsection (a) above, a copy of the resolutions or other document of consent, in form and substance satisfactory to the Bank (whether such guarantor be a corporation, partnership, limited liability company or other entity) authorizing the execution, delivery and performance of each such Other Guarantor's Guarantee.

          (j) No Proceedings or Litigation.  To the knowledge of the Company, no
              ----------------------------
action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been threatened, against the Company or any Guarantor or any of the officers or representatives of the Company or any Guarantor, seeking to restrain, prevent or change the transactions contemplated by the Loan Documents, in whole or in part, or questioning the validity or legality of the transactions contemplated by the Loan Documents or seeking damages in connection with such transactions.

          (k) Insurance.  The Bank shall have received evidence satisfactory to
              ---------
it that the Company or other appropriate party has obtained the policies of insurance required by the Security Documents and Section 5.5 of this Agreement.

          (l) Consents, Licenses, Approvals, etc.  The Bank shall have received
              ----------------------------------
certified true copies of all consents, licenses and approvals required or advisable in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect and be satisfactory in form and substance to the Bank.

          (m) No Default or Event of Default.  No Default or Event of Default
              ------------------------------
shall have occurred and be continuing hereunder or after giving effect to the making of the Loans hereunder.

          (n) Additional Information.  The Bank shall have received such
              ----------------------
additional information as it shall have reasonably requested, including, without limitation, copies of any debt agreements, security agreements and other material contracts.

          (o) Additional Matters.  All corporate and other proceedings and all
              ------------------
other documents and legal matters in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Bank and its counsel.

          (p) Satisfaction of Conditions.  Each borrowing by the Company under
              --------------------------
this Agreement shall constitute a representation and warranty by the Company as of the date of each such borrowing that the conditions contained in the foregoing paragraphs (a) through (e) of this Section 4.2 have been satisfied.

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Company hereby agrees that, so long as the Note remains outstanding and unpaid or any other amount is owing to the Bank hereunder, the Company shall:

     Section 5.1  Financial Statements.  Furnish to the Bank:
                  --------------------

          (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the audited financial statements of the Company prepared on a consolidated and consolidating basis with CAR in accordance with GAAP as at the end of such year, including a balance sheet and statements of income and retained earnings and paid-in capital and changes in financial position, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing acceptable to the Bank, and certified by a Responsible Officer of the Company as being true and correct in all material respects;

          (b) as soon as available, but in any event not later than forty-five
(45) days after the end of each accounting quarter of the Company internally prepared financial statements of the Company prepared on a consolidated and consolidating basis with CAR in accordance with GAAP as at the end of such quarter, including a balance sheet and statements of income and retained earnings and paid-in capital and changes in financial position, certified by a Responsible Officer;

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except in the case of interim statements, excluding notes thereto and normal year-end adjustments).

     Section 5.2  Certificates; Other Information.  Furnish to the Bank:
                  -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and (b) above, a certificate of a Responsible Officer of the Company (i) stating that, to the best of such officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to be observed, performed or satisfied by them, and that such officers have obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) showing in detail in form and substance satisfactory to the Bank, the calculations supporting such statement in respect of Section 5.9 hereof;

          (b) within five days after the same are sent, copies of all financial statements and reports which the Company sends to partners, and within five days after the same are filed, copies of all financial statements and reports, which the Company or CAR may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (c) furnish to the Bank by January 31 of each year an estimate of the Withdrawal Liability as of the end of the Plan year occurring in the preceding year for each Plan that is a Multiemployer Plan; and

          (d) promptly, such additional financial and other information as the Bank may from time to time reasonably request.

     Section 5.3  Payment of Obligations.  Pay, discharge or otherwise satisfy
                  ----------------------
at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature, except, in the case of such other obligations, when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company.

     Section 5.4  Conduct of Business and Maintenance of Existence.  Engage in
                  ------------------------------------------------
business of the same general type as now conducted by the Company, and preserve, renew and keep in full force and effect its partnership existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company.

     Section 5.5  Maintenance of Property, Insurance.  Keep all property useful
                  ----------------------------------
and necessary in its business in good working order and condition, normal wear and tear excepted; maintain or cause to be maintained by the lease of any property, with financially sound and reputable insurance companies insurance on all its property, including the Real Property, in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, designating the Bank as loss payee, provided that, in any event, the Company shall maintain or
                    -------- ----  -- --- -----
cause to be maintained by the lease of any property, insurance at all times on its tangible personal property and real property in an amount equal to the replacement cost of such property at such time and shall maintain extended coverage for vandalism and malicious mischief; and furnish to the Bank, upon written request, full information as to the insurance carried.

     Section 5.6  Inspection of Property; Books and Records; Discussions.
                  -----------------------------------------  -----------
Keep proper books of record as reasonably required in the ordinary course of business and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all material dealings and transactions in relation to its business and activities as reasonably required in the ordinary course of business; and permit representatives of the Bank to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company and with its independent certified public accountants.

     Section 5.7  Notices.  Promptly give notice to the Bank:
                  -------

          (a) of the occurrence of any Default or Event of Default of which the Company has knowledge;

          (b) of any (i) default or event of default under any Contractual Obligation of the Company or (ii) litigation, investigation or proceeding which may exist at any time between the Company and any Governmental Authority, which in either case would have a material adverse effect on the business, operations, property or financial or other condition of the Company;

          (c) of any litigation or proceeding affecting the Company, or any of its employee benefit programs, policies or plans in which the amount sued for is $500,000 or more and not fully covered by insurance or in which injunctive or similar relief is sought and of any material adverse development in such litigation or proceeding;

          (d) of the following events, as soon as possible, and in any event no later than the date the Company gives or is required to give notice to the PBGC of (i) the occurrence of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows the Plan Administrator of any Plan has given or is required to give notice of any such Reportable Event given or required to be given to the PBGC, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or the Company to terminate any Plan, and in addition to such notice, deliver to the Bank whichever of the following may be applicable
(A) a certificate of the chief financial officer of the Company setting forth details as to such Reportable Event and the action that the Company or Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings to terminate the Plan or to appoint a trustee to administer the Plan or any notice to PBGC that such Plan is to be terminated, as the case may be, or
(iii) any member of the Commonly Controlled Entity receives notice of complete or partial withdrawal liability under Title IV of ERISA; and

          (e) of a material adverse change in the business, operations, property or financial or other condition of the Company.

     Each notice pursuant to this Section shall be accompanied by a statement of the chief executive officer or chief financial officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto. For all purposes of clause (d) of this Section 5.7, the Company shall be deemed to have all knowledge of all facts attributable to the administrator of such Plan.

     Section 5.8    Further Assurances.  Execute and file all such further
                    ------------------
instruments, and perform such other acts, as the Bank may determine are necessary or advisable.

     Section 5.9    Financial Covenants.  Maintain, on a consolidated basis with
                    -------------------
CAR:

          (a) a Debt Service Coverage Ratio of no less than 2.50 to 1.0;

          (b) a ratio of Total Liabilities to Tangible Net Worth of not more than .35 to 1.0, measured at the end of each fiscal quarter of the Company; and

          (c) a minimum Tangible Net Worth of $200,000,000, plus 80% of the net cash proceeds from any future equity offerings.


                                  ARTICLE VI
                              NEGATIVE COVENANTS
                              ------------------

     The Company hereby agrees that, so long as the Note remains outstanding and unpaid or any other amount is owing to the Bank hereunder, the Company shall not, directly or indirectly, without the Bank's consent:

     Section 6.1    Indebtedness.  Create, incur, assume or suffer to exist any
                    ------------
Indebtedness (other than current trade and other current accounts payable in the ordinary course of business in accordance with customary trade terms), except:

          (a) Indebtedness in respect of the Note;

          (b)  Indebtedness to the Bank;

          (c) Indebtedness expressly consented to by the Bank in writing; and

          (d) Other Indebtedness so long as such Indebtedness is not secured by Liens upon the Real Property or the leases or rents therefrom.

     Section 6.2    Limitation on Liens.  Create, incur, assume or suffer to
                    -------------------
exist, any Lien upon any of the Real Property or the leases or rents therefrom.

     Section 6.3    Limitation on Contingent Obligations.  Agree to, or assume,
                    ------------------------------------
guarantee, endorse or otherwise in any way, be or become responsible or liable for, directly or indirectly, any Contingent Obligation other than Indebtedness permitted under Section 6.1 hereof.

     Section 6.4    Prohibition of Fundamental Changes.  Enter into any
                    ----------------------------------
transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests but excluding obsolete or worn out property, or Inventory disposed of in the ordinary course of business), or acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidence of beneficial ownership of, any Person, except as permitted under
Section 6.6 hereof, or make any material change in its present method of conducting business.

     Section 6.5    INTENTIONALLY DELETED.
                    ---------------------

     Section 6.6    Investments.  Except as otherwise specifically permitted
                    -----------
hereunder, make or commit to make, any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, note, debentures or other securities of, or make any other investment in, any Person (all such transactions being herein called "investments") except:

          (a) investments in accounts, contract rights and chattel paper (as defined in the Uniform Commercial Code), arising or acquired in the ordinary course of business;

          (b) investments in bank certificates of deposit, open market commercial paper maturing within one year having the highest rating of either Standard & Poor's Corporation or

Moody's Investors Service, Inc., U.S. Treasury Bills and other short term obligations issued or guaranteed by the U.S. Government or any agency thereof;

          (c) to CAR in accordance with Section 6.7;

          (d) to Persons in connection with the acquisition of real property in the ordinary course of business of the Company;

          (e) to Persons in connection with the construction, renovation, expansion or improvement of real property acquired or to be acquired by the Company in the ordinary course of business;

          (f) pursuant to redemption rights granted to holders of Units of Partnership Interest of the Company ("Units");

          (g) pursuant to the grant or exercise of options or warrants for Units of the Company;

          (h) pursuant to call rights of the Company; and

          (i) subsidiaries of the Company in accordance with Section 6.7.

     Section 6.7    Transactions with Affiliates and Officers.  (i) Enter into
                    -----------------------------------------
any transactions, including, without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate or any officer thereof, except a transaction or contract which is in the ordinary course of the Company's business and which is upon fair and reasonable terms no less favorable to the Company than it would obtain in a comparable arm's length transaction with a Person not an Affiliate or (ii) make any advance or loan in excess of $500,000, in the aggregate, to any Affiliate of the Company other than CAR or to any officer or employee thereof or of the Company or to any trust of which any of the foregoing is a beneficiary, or to any Person on the guarantee of any of the foregoing except for loans specifically permitted by this Agreement, or (iii) pay any fees, costs or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses, fees or costs incurred by any Affiliate except in the ordinary course of business.

     Section 6.8    Compliance with ERISA.  (a) Terminate any Plan so as to
                    ---------------------
result in any material liability to PBGC or any material Withdrawal Liability,
(b) engage in or permit any Person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which would subject the Company to any material tax, penalty or other liability,
(c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Sections 302(a)(2) and 4243 of ERISA), whether or not waived, involving any Plan, except for contingent Withdrawal Liability not in excess of $500,000, or

(d) allow or permit to exist any event or condition which presents a material risk of incurring a material liability to PBGC.

     Section 6.9    No Subsidiaries.  Directly or indirectly form or hold any
                    ---------------
Subsidiaries, other than subsidiaries organized to own real property of the Company in the ordinary course of business.

     Section 6.10   Exception to Negative Covenants.  Notwithstanding anything
                    -------------------------------
in this Article VI of this Agreement, the Company and CAR may take such actions (including without limitation, the making of distributions) that are necessary to assure that CAR continues to qualify as a real estate investment trust under the Code and that the Company is treated as a partnership for tax purposes under the Code so long as such actions do not further encumber the Real Property or have a material adverse effect on the value of the Real Property, the leases thereof or the rental income therefrom.

                                  ARTICLE VII
                               EVENTS OF DEFAULT
                               -----------------

     Upon the occurrence of any of the following events:

          (a) The Company shall fail to pay any principal or interest on the Note when due, and such failure shall continue for ten (10) days or the Company shall fail to pay any other amount payable hereunder in accordance with the terms hereof, or

          (b) Any representation or warranty made or deemed made by the Company herein or in any other Loan Document, or by any Guarantor in any Loan Document to which it is a party or in any certificate, document or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company shall default in the observance or performance of any agreement contained in Section 5.5 or Article VI hereof and such default shall not have been cured within a period of 30 days; or

          (d) (i) The aggregate liability of Other Guarantors under their respective Guarantees at any time (as such guarantees are limited in amount and subject to further reductions in, limitations to, or termination of, such liability) shall be less than the outstanding principal balance of the Note at such time, and such circumstance is not cured within thirty (30) days after notice, or (ii) any of the Guarantors shall default under or breach the terms of the Guarantee and such default shall not have been cured within a period of 30 days; or

          (e) The Company or any Guarantor shall default in the observance or performance of any other covenant or agreement contained herein for a period of thirty (30) days after written notice shall have been given by the Bank to the Company; or the Company or any Guarantor shall default in the observance or performance of any other covenant or agreement contained in any other Loan Document and such default is not remedied within the applicable period of grace (if any) provided in such Loan Document; or

          (f) Any Loan Document shall cease, for any reason, to be in full force and effect in accordance with its terms or any party thereto shall so assert in writing; or any Security Document shall cease, for any reason, to grant to the Bank a legal, valid and enforceable Lien on any of the collateral described therein or shall cease, for any reason, to have the priority purport ed to be created thereby at the time of the execution thereof; or any party to any Loan Document shall default in the observance or performance of any of the covenants or agreements contained therein and such default shall not have been cured within a period of 30 days; or

          (g) Any default or event of default shall occur and remain uncured beyond any applicable grace period under any note, security documents, guarantees, agreements, documents or other instruments (other than the Loan Documents) between the Bank and (i) CAR, (ii) the Company or (iii) any Affiliate of CAR or the Company; or

          (h) The Company, shall (i) default in any payment of principal of or interest on any Indebtedness or in the payment of any Contingent Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is (A) to cause such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable, or (B) to allow the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries), to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

          (i) (i) The Company shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it, or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause
(i) above which is not dismissed within sixty (60) days or which results in the entry of an order for relief or any such adjudication or appointment which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iii) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii) or (iii) above; or (v) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (j) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Sections 302(a)(2) and 4243 of ERISA), whether or not waived, shall exist with respect to any Plan,
(iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Bank, likely to result in the termination of such Plan for purposes of Title IV of ERISA and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after the earlier of the date when the Company obtains actual knowledge of the Reportable Event or the date when notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) if on any date, the Withdrawal Liability exceeds $100,000, or (vi) any other event or condition shall occur or exist and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Company to any tax, penalty or other liabilities which in the aggregate would result in a material adverse change to the business, operations, property or financial or other condition of the Company; or

          (k) One or more final judgments or decrees shall be entered against the Company which are not insured and which involve more than $500,000 and such judgments or decrees shall not have been vacated, discharged, or stayed within 60 days from the entry thereof;

     Then, and in any such event, (a) if such event is an Event of Default specified in paragraph (i) above and such Event of Default shall be continuing, automatically the obligation of the Bank to make Loans hereunder shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note shall immediately become due and payable, and (b) if such event is any other Event of Default and such Event of Default shall be continuing and has not been cured within any applicable grace period, (i) the Bank may, by notice to the Company, terminate its obligation to make Loans hereunder, whereupon it shall immediately terminate; and/or (ii) the Bank may, by notice of default to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this

Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                 ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

     Section 8.1  Amendments and Waivers.  No provision of any Loan Document may
                  ----------------------
be amended or modified in any way, nor may non-compliance therewith be waived, except pursuant to a written instrument executed by the Bank and the Company.
In the case of any waiver, the Company and the Bank shall be restored to their former position and rights hereunder and under the outstanding Note, the Guarantee and the Security Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     Section 8.2  Notices.  All notices, requests and demands to or upon the
                  -------
respective parties hereto to be effective shall be in writing or by telefax and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telefaxed notice, when sent, or in the case of private courier, when delivered to such courier, addressed as follows or to such address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

           The Company:  Capital Automotive L.P.
                         Attn: Thomas D. Eckert
                         1420 Spring Hill Road
                         Suite 525
                         McLean, Virginia 22102

           The Bank:     NationsBank, N.A.
                         Dealer Financial Services
                         Attn: Michael R. Burkitt, Vice President
                         6830 Old Dominion Drive, Suite 200
                         McLean, Virginia 22101

provided that any notice, request or demand to or upon the Bank shall not be effective until received.

     Section 8.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder or under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section 8.4  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made under any Loan Document and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of such Loan Document.

     Section 8.5  Payment of Expenses and Taxes.  The Company agrees (a) to pay
                  -----------------------------
or reimburse the Bank for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to the Loan Documents and any other documents prepared in connection therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Bank, (b) to pay or reimburse the Bank for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Bank, (c) to pay, indemnify, and to hold the Bank harmless from, any engineering fees, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery and recordation of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of the Loan Documents, and any such other documents, and (d) to pay, indemnify, and hold the Bank harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Loan Documents or any transaction financed in whole or in part directly or indirectly with the proceeds of any loans made under this Agreement (all the foregoing, collectively, the "indemnified liabilities"), provided, that the Company shall have no obligation hereunder
               --------
with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Bank or (ii) legal proceedings commenced against the Bank by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (iii) a breach of this Agreement by the Bank. The agreements in this Section shall survive repayment of the Note and all other amounts payable hereunder.

     Section 8.6  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the Company and the Bank, all future holders of the Note and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

     Section 8.7    Setoff.
                    ------

          (a) The Company agrees that the Bank shall have the right to set off and apply against all amounts owing to the Bank by the Company under the Note or any other Loan Document any amount owing to the Company from the Bank.

          (b) In addition to any rights and remedies of the Bank provided by law, the Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon the filing of a petition under any of the provisions of the federal bankruptcy act or amendments thereto, by or against; the making of an assignment for the benefit of creditors by; the application for the appointment, or the appointment of any receiver of, or of any of the property of; the issuance of any execution against any of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any of the property of; or the issuance of a warrant of attachment against any of the property of; the Company, to set off and apply against all amounts owing to the Bank by the Company under the Note or any other Loan Documents, and against any other Indebtedness, whether matured or unmatured, of the Company to the Bank, any amount owing from the Bank to the Company, at or at any time after the happening of any of the above-mentioned events, and the aforesaid right of set off may be exercised by the Bank against the Company or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Company, or any of them, or against anyone else claiming through or against the Company or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by the Bank prior to the making, filing or issuance, or service upon the Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena or order or warrant.

     Section 8.8    Counterparts.  This Agreement may be executed by one or more
                    ------------
of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Bank.

     Section 8.9    Governing Law.  The Loan Documents and the rights and
                    -------------
obligations of the parties thereunder shall be governed by, and construed and interpreted in accordance with, the law of the Commonwealth of Virginia, except to the extent that the law of other states governs creation and perfection of security interests in collateral located in such states.

     Section 8.10   Arbitration.  Any controversy or claim between or among the
                    -----------
parties hereto including but not limited to those arising out of or relating to the Note, this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below.
In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

          (a) Special Rules  The arbitration shall be conducted in the city of
              -------------
the Company's domicile at time of this Agreement's execution and administered by J.A.M.S.; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association shall administer such arbitration. All arbitration hearings will be commenced within 90 days of demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional 60 days.

          (b) Reservation of Rights  Nothing in this Agreement shall be deemed
              ---------------------
to (A) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (B) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. (S) 91 or any substantially equivalent state law; or (c) limit the right of any party hereto to exercise self-help remedies such as (but not limited to) setoff, or to foreclose against any real or personal property collateral, or to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Any party may exercise such self-help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by either the exercise of power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither exercise of self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     Section 8.11   Waiver of Jury Trial.  THE COMPANY AND THE BANK EACH WAIVE
                    --------------------
ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF THIS AGREEMENT, THE NOTE, THE SECURITY DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     Section 8.12   Rights of Company.  In addition to any other rights of the
                    -----------------
Company contained herein and notwithstanding anything to the contrary contained herein and as of February 19, 1998, the Company shall have the following rights hereunder:

          (a) The Company may sell, lease, convey, assign, pledge, encumber, or transfer all or any part of the assets of the Company other than the Real Property without the consent of the Bank; provided however that, the result of any such transaction may not cause the Company on a consolidated basis with CAR to violate any of the financial covenants contained in Section 5.9 hereto.

          (b) The Company may voluntarily sell, pledge, encumber, assign or transfer, by operation of law or otherwise, any interest in the Company without the consent of the Bank; except for the withdrawal or admission to the Company of any general partner, which withdrawal or admission shall require to prior written consent of the Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.

                         CAPITAL AUTOMOTIVE L.P.

                         By:  CAPITAL AUTOMOTIVE REIT,
                              General Partner


                         By:  /s/ David S. Kay
                            ---------------------------------[Seal]
                         Title:   V.P., C.F.O., Secretary
                               ------------------------------



                         NATIONSBANK, N.A.


                         By:  /s/ Michael R. Burkitt
                            ---------------------------------[Seal]
                         Title:       V.P.
                               ------------------------------